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                                                              EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
Nos. 33-36658, 33-36657, 33-54143, 333-19641, and 333-82801 of Ogden Corporation
on Form S-8 of our report dated March 30, 2000 appearing in the Annual Report on Form 10-K/A of Ogden Corporation for the year ended December 31, 1999.


Deloitte & Touche LLP

New York, New York
April 20, 2000